UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2011

SquareTwo Financial Corporation

 (Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 303-296-3345

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On May 26, 2011, pursuant to the rights granted by the Loan Agreement entered into among SquareTwo Financial Corporation (“SquareTwo”) together with certain of its domestic and Canadian subsidiaries, Ally Commercial Finance LLC, as agent, Canadian agent and a lender and certain other financial institutions as lenders, as amended, SquareTwo has obtained additional commitments to increase the amount  currently available under its Revolving Credit Facility to $215,000,000, subject to the terms of the Loan Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01of this 8-K is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date: June 1, 2011	By:	/s/ L. Heath Sampson
Name: L. Heath Sampson
Title: Chief Financial Officer